EXHIBIT 32.2
CERTIFICATION OF CHIEF FINANCIAL OFFICER
     In connection with the Quarterly Report of American Barge Line Company (the “Company”) on Form 10-Q for the period ending September 30, 2006 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Christopher A. Black, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Christopher A. Black
Christopher A. Black
Senior Vice President and Chief Financial Officer

November 13, 2006

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